SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 29, 1998


                                 ICON CMT CORP.
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               (Exact Name of Registrant as Specified in Charter)


              Delaware                     0-23477                13-3603128
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    (State or Other Jurisdiction        (Commission            (IRS Employer
         of Incorporation)                File No.)          Identification No.)



1200 Harbor Boulevard, Weehawken New Jersey                           07087
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(Address of Principal Executive Offices)                           (Zip Code)


        Registrant's telephone number, including area code (201) 601-2000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

         Attached hereto as Exhibit 99.1 are the registrant's audited consolidated financial statements for the year ended December 31, 1997, which have been restated for the registrant's acquisition of Frontier Media Group, Inc., a Pennsylvania corporation, on May 27, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


      Exhibit
        No.                    Description
      -------                  -----------

       99.1 Consolidated financial statements of the registrant as of December 31, 1997


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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 29, 1998

                                               ICON CMT CORP.


                                               By:  /s/ Kenneth J. Hall
                                                    -------------------------
                                                        Kenneth J. Hall
                                                        Senior Vice President,
                                                        Chief Financial Officer
                                                        and Treasurer


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



                                  EXHIBIT INDEX



Exhibit                                                                Page
  No.                              Description                          No.
--------                           ------------                        ----


 99.1 Consolidated financial statements of the registrant as of December 31, 1997


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